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                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

                               (ERNIE R. KRUEGER)

      This First Amendment (the "Amendment"), dated as of the 12th day of January, 2005, by and among MACKINAC FINANCIAL CORPORATION (f/k/a NORTH COUNTRY FINANCIAL CORPORATION), a Michigan corporation (the "Company"), and ERNIE R. KRUEGER ("Employee").

                                   WITNESSETH:

      WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated December 15, 2004 (the "Employment Agreement"); and

      WHEREAS, the parties desire to amend the Employment Agreement, on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual undertakings set forth herein the parties hereto agree as follows:

      1. The first sentence of Section 4 of the Employment Agreement captioned "Stock Options" is hereby deleted in its entirety and replaced with the following:

                  On or within one (1) year after the Effective Date, Employee shall be awarded options to purchase 10,000 shares (adjusted for a 1 for 20 reverse stock split to be effective on the Effective Date) of the Company's Common Stock under the Company's 2000 Stock Incentive Plan (the "Plan") on such terms and conditions specified in an appropriate stock option agreement (the "Option Agreement") and the Plan.

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      2. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Employment Agreement.

      3. In the event there is a conflict between the terms of the Employment Agreement and the terms of this Amendment, the terms of this Amendment shall control.

      4. The Employment Agreement, as hereby amended, shall continue in full force and effect, to the fullest extent not inconsistent with this Amendment.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                MACKINAC FINANCIAL CORPORATION

                                By /s/ Paul D. Tobias
                                   ------------------------------------------
                                   Paul D. Tobias
                                   Its: Chairman and Chief Executive Officer

                                /s/ Ernie R. Krueger
                                ---------------------------------------------
                                Ernie R. Krueger

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